                                                                     EXHIBIT 4.3



      CLASS A                                                       CLASS A
   COMMON STOCK                   ==============                 COMMON STOCK
                                  S A U C O N Y
                                  =====INC.=====


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


THIS CERTIFIES THAT                                   CUSIP 804120 10 3
                                                       SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS

                                    SPECIMEN

is the owner of


FULLY-PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE
                               OF $.33-1/3 EACH OF

SAUCONY, INC. transferable, so as to affect the rights of the Corporation, on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to the provisions (as from time to time amended, adopted or revised) of the laws of The Commonwealth of Massachusetts and to the Restated Articles of Organization and By-Laws of the Corporation, as new or hereafter amended, to and by all of which provisions the holder by acceptance hereof assents and agrees to be bound.

     This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
BY                         TRANSFER AGENT
                        AUTHORIZED SIGNATURE

Dated


/s/ Charles Gottesman                [SEAL]            /s/ John H. Fisher
---------------------                                  ----------------------
            Treasurer                                               President

                                 SAUCONY, INC.


THE CORPORATION HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST, A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE CORPORATION.


                            -----------------------

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -   as tenants in common
TEN ENT   -   as tenants by the entireties
JT TEN    -   as joint tenants with right
              of survivorship and not as
              tenants in common

UNIF GIFT MIN ACT  -                             Custodian
                                ----------------------------------------------
                                (Cust)                                (Minor)

                                under Uniform Gifts to Minors

                                Act
                                    ------------------------------------------
                                                   (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


FOR VALUE RECEIVED,                        HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT
                                  ----------------------------------------------

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


Dated
       -------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        -------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR SUBSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                        MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17 ART. 18.